Exhibit 4.5

1 1 0 6 4 DE Number Dominion Energy® INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF VIRGINIA This Certifies that SPECIMEN Is the owner of COMMON STOCK Shares CUSIP 25746U 10 9 See Reverse For Certain Abbreviations Dated: Fully Paid and Non-Assessable Shares of the Common Stock without Par Value of Dominion Energy, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile signatures of the Corporation’s authorized officers. COUNTERSIGNED AND REGISTERED: BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. By: 1717 ARCH STREET SUITE 1300 PHILADELPHIA, PA 19103 TRANSFER AGENT AND REGISTRAR AUTHORIZED OFFICER Corporate Secretary President

Dominion Energy, Inc. KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: JT TEN - as joint tenants with right of survivorship and not as tenants in common TEN ENT - as tenants by the entireties with right of survivorship TEN COM - as tenants in common UNIF TRNSFRS MIN ACT- Custodian (CUST) (Minor) under Uniform Transfers to Minors Act (State) TOO SUBJ TO STA TOO RULES- TOD (Owner) (Benificiary) as transfer on death subject to the Securities Transfer Association Transfer on Death rules and not as POD (payable on death) Additional abbreviations may also be used though not in the above list. For value received, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE Shares of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. DATED SIGNATURE NOTICE: THE SIGNATURE TO THIS ASSIGNMENTMUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C.RULE 17Ad-15.